UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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☐            Soliciting Material Pursuant to Rule 240.14a-12

BRIDGELINE DIGITAL, INC.

 (Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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July 14, 2014

Dear Stockholder:

I am pleased to invite you to attend Bridgeline Digital, Inc.'s Annual Meeting of Stockholders to be held on August 15, 2014. The meeting will begin promptly at 9:00 a.m. Eastern Time at the Company’s corporate headquarters located at 80 Blanchard Road, Burlington, Massachusetts 01803.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. It also describes how the board of directors operates and provides information about our director candidates.

I look forward to sharing more information with you about Bridgeline Digital at the Annual Meeting. Whether or not you plan to attend, I encourage you to vote your proxy as soon as possible so that your shares will be represented at the meeting.

Sincerely, Thomas L. Massie President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 A.M. on August 15, 2014

To the Stockholders of Bridgeline Digital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BRIDGELINE DIGITAL, INC. (the "Company") will be held on August 15, 2014 at 9:00 A.M. at the Company’s corporate headquarters located at 80 Blanchard Road Burlington, Massachusetts, 01803 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

1.	To elect one director;

2.	To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 30,000,000 to 50,000,000;

3.

To amend the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 3,900,000 shares to 4,500,000 shares;

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2014; and

5.	To hold an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote).

The Board of Directors has fixed the close of business on July 8, 2014 as the record date for the determination of stockholders entitled to vote at the Meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours from July 31, 2014 until the Meeting at the principal executive offices of the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

By Order of the Board of Directors Assistant Secretary July 14, 2014

Requests for additional copies of the proxy materials and the Company's Annual Report for its fiscal year ended September 30, 2013 should be addressed to Shareholder Relations, Bridgeline Digital, Inc., 80 Blanchard Road, Burlington, Massachusetts 01803. This material will be furnished without charge to any stockholder requesting it.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 15, 2014: The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the year ended September 30, 2013 are available at https://www.bridgelinedigital.com /proxy

Proxy Statement

Annual Meeting of Stockholders

August 15, 2014

The enclosed proxy is solicited by the management of Bridgeline Digital, Inc. in connection with the Annual Meeting of Stockholders to be held on August 15, 2014 at 9:00 A.M. at the Company’s headquarters located at 80 Blanchard Road, Burlington, Massachusetts and any adjournment thereof. The Board of Directors of the Company (the "Board of Directors") has set the close of business on July 8, 2014 as the record date for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions to:

1.	To elect one director;

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 30,000,000 to 50,000,000;

3.

To amend the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 3,900,000 shares to 4,500,000 shares;

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2014; and

5.	To hold an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote).

The Proxy Statement, the attached Notice of Meeting, the enclosed form of proxy and the Annual Report are being mailed to stockholders on or about July 18, 2014. The Company's principal executive offices are located at 80 Blanchard Road, Burlington, Massachusetts 01803, and its telephone number at that location is (781) 376-5555.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Stockholders for its fiscal year ended September 30, 2013 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials and Annual Reports to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by Directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

Only stockholders of record of the Company's 21,869,699 shares of Common Stock outstanding at the close of business on July 8, 2014 will be entitled to vote at the Meeting.

Stockholders may vote by proxy over the Internet, over the telephone, or by mail. The procedures for voting by proxy are as follows:

●	To vote by proxy over the Internet, go to www.voteproxy.com to complete an electronic proxy card;

●	To vote by proxy over the telephone, dial the toll-free phone number (1-800-776-9437) listed on your proxy card and following the recorded instructions; or

●	To vote by proxy by mail you must complete, sign and date your proxy card and return it promptly in the envelope provided.

Stockholders of record may also vote in person at the annual meeting.

Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Common Stock represented in person or by proxy at the Meeting will constitute a quorum at the Meeting. All shares of the Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting.

 Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter.

If a stockholder holds shares beneficially in street name and does not provide its broker with voting instructions, the shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. All proposals, except for Proposal 4, are non-routine proposals. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote and have no effect on the voting on such matter.

The Directors will be elected by a plurality of the votes properly cast at the Meeting. Abstentions and broker non-votes as to this election do not count as votes for or against such election.

For the advisory vote on the frequency of holding future say-on-pay votes, the frequency that receives the highest number of affirmative votes cast on the matter shall be deemed approved. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

All of the other proposals at the meeting require the favorable vote of a majority of the votes cast on the matter. Abstentions will have the same effect as a vote against the matter, and broker non-votes will have no effect on the outcome of voting on these matters.

PROPOSAL 1

ELECTION OF DIRECTORS

One director is to be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon, to hold office for a three year term expiring in 2017:

(1)	Michael Taglich

The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the above nominee as director unless authority is withheld.

Management has no reason to believe that the nominee will be unable to serve. In the event that the nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

The following table sets forth certain information as to our current directors:

Name	Age	Position with the Company	Director Since

Directors with Terms Expiring in 2016

Kenneth Galaznik*	62	Director, Chair of the Audit Committee	2006

Scott Landers*	43	Director, Member of the Audit Committee and the Nominating and Corporate Governance Committee	2010

Directors with Terms Expiring in 2015

Joni Kahn*	59	Director, Member of the Audit Committee and the Compensation Committee	2012

Thomas Massie	52	Chairman of the Board of Directors, President and Chief Executive Officer	2000

Directors with Terms Expiring in 2014

John Cavalier*	74	Director, Chair of the Compensation Committee and Member of the Nominating and Corporate Governance Committee	2007

Robert Hegarty*	51	Director, Chair of the Nominating and Corporate Governance Committee and Member of the Compensation Committee	2006

Michael Taglich	49	Director	2013

*Independent director as defined under the rules of the Nasdaq Stock Market.

Thomas Massie has served as our Chairman of the Board, President and Chief Executive Officer since our inception. From 1991 to 2000, Mr. Massie was the founder, Chairman of the Board and Chief Executive Officer of Focus Enhancements, a publicly-held developer of proprietary video conversion ASIC chip technology that had technology alliances with companies such as Intel, Microsoft, Apple Computer, Thompson, Philips, SONY, Nokia, and Zenith. Mr. Massie led Focus Enhancements from concept to a public market capitalization of $230 million. From 1986 to 1991, Mr. Massie was the founder and Chairman of the Board of Mass Microsystems, a publicly-held developer of proprietary multimedia products. Mr. Massie led Mass Microsystems from inception to a public market capitalization of $75 million. From 2002 to 2007, Mr. Massie was a member of the Board of Directors of MapInfo Corporation, a publicly-held developer of location intelligence software. Mr. Massie was the Chairman of MapInfo's Corporate Governance Committee and a member of its Audit and Compensation Committees. In April 2007, MapInfo was acquired by Pitney-Bowes for $480 million. In addition, Mr. Massie is a member of the National Association of Directors and was a non-Commissioned Officer in the United States Army, 101st Airborne Division.  As our President and Chief Executive Officer, and as former chief executive officer of two other technology companies, Mr. Massie brings to our Board strategic vision, leadership and operational experience.

John Cavalier has been a member of our Board of Directors since 2007. Mr. Cavalier is the Chairman of the Company's Compensation Committee, and a member of the Nominating and Corporate Governance Committee. From 2001 to 2007, Mr. Cavalier was the Chairman of the Board of MapInfo Corporation, a publicly-held developer of location intelligence software. From 1996 to 2001, Mr. Cavalier was the president, CEO and a director of MapInfo. During Mr. Cavalier's tenure at MapInfo, he successfully helped lead the growth of MapInfo from approximately $40 million in annual sales to over $160 million in annual sales. In April 2007, MapInfo was acquired by Pitney Bowes for $480 million. Prior to joining MapInfo, Mr. Cavalier held executive management positions with The Antares Alliance Group (a joint venture between Amdahl and EDS), Amdahl, Atari, and Apple Computer. In 2006, Mr. Cavalier was inducted into New York State's Tech Valley's Business Hall of Fame recognizing him for outstanding business leadership. In 2007, Mr. Cavalier was given the Explore, Discover, & Imagine Award by New York's Children's Museum of Science & Technology recognizing his leadership in promoting technology to children. In 2010, Mr. Cavalier received the Partners In Life Long Learning Award from Excelsior College.  This award recognized Mr. Cavalier as a key founder of Tech Valley High School, a new math and science high school established in New York State to meet the needs of the expanding High Tech business growth. In 2012, Mr. Cavalier received the “Champion of Education” award for his role in founding the Tech Valley High School.  Mr. Cavalier is an active board member of various privately-held technology companies. Mr. Cavalier is a member of the Board of The Fuller Road Management Corporation (“FRMC”). FRMC is responsible for the High Tech initiative in upstate New York where $14 billion has been invested in Nano Technology for semi-conductors.  These investments have allowed FRMC to dominate the Nano Technology arena for 300 micron and 450 micron semi-conductor technologies.  Mr. Cavalier is the Chairman of the Audit Committee for FRMC. In addition, Mr. Cavalier serves on the Board of Nfrastructure Corporation, a high tech company focused on systems integration and services. Mr. Cavalier is Chairman of the Compensation Committee at Nfrastructure.  Mr. Cavalier earned his undergraduate degree from the University of Notre Dame and his MBA from Michigan State University.  Mr. Cavalier brings extensive experience to our Board as a financial expert, former chief executive officer, and member of the Board of Directors of other publicly-held technology companies. Mr. Cavalier will not be seeking re-election at the end of his term, which expires as of the date of the 2014 meeting.

Kenneth Galaznik has been a member of our Board of Directors since 2006. Mr. Galaznik is the Chairman of the Company’s Audit Committee. Since 2005, Mr. Galaznik has been the Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc., a publicly held supplier of X-ray inspection and screening systems with a public market cap of over $550 million. From August 2002 to February 2005, Mr. Galaznik was Vice President of Finance of American Science and Engineering, Inc. From November 2001 to August 2002, Mr. Galaznik was self-employed as a consultant. From March 1999 to September 2001, he served as Vice President of Finance at Spectro Analytical Instruments, Inc. and has more than 35 years of experience in accounting and finance positions. Mr. Galaznik holds a B.B.A. degree in accounting from The University of Houston. Mr. Galaznik brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as chief financial officer of a publicly-held company.

Robert Hegarty has been a member of our Board of Directors since 2006. Mr. Hegarty is also Chairman of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. Mr. Hegarty is the Global Head of Equities for Thomson Reuters. Previously, he was Managing Director, Global Head of Market Structure and Business Development for Thomson Reuters.  Prior to that, he was Managing Director, Strategy and Marketing of The Depository Trust & Clearing Corporation.  From 1999 to March 2009, Mr. Hegarty was Managing Director of TowerGroup Securities & Investments Group, a capital markets and investment and wealth management research subsidiary of MasterCard International. Before joining TowerGroup in 1999, Mr. Hegarty was Vice President of Trading Systems at Putnam Investments in Boston, Massachusetts and, prior to that, was employed by Fidelity Investments in Boston for eight years, during which he served as Vice President of Technology of the institutional broker-dealer arm of Fidelity Investments. Mr. Hegarty holds an M.B.A. degree in finance and marketing from Babson College and a B.S. degree in computer science from North Adams State College.  Mr. Hegarty brings extensive experience to our Board as an experienced senior executive, a technology trend expert, and an expert in the global financial markets. Mr. Hegarty will not be seeking re-election at the end of his term, which expires as of the date of the 2014 meeting.

Joni Kahn has been a member of our Board of Directors since April 2012. Ms. Kahn is a member of the Audit Committee and the Compensation Committees. Her experience spans SaaS and On Premise software companies and global system integration firms, which enables a differentiated view into today’s market. Since early 2013, Ms. Kahn has been the Senior Vice President of Global Services for Big Machines, Inc., which was acquired by Oracle in October 2013. From 2007 to 2012, Ms. Kahn was Vice President of Services for HP’s Enterprise Security Software group. From 2005 to 2007, Ms. Kahn was the Executive Vice President at BearingPoint where she managed a team of over 3,000 professionals and was responsible for North American delivery of enterprise applications, systems integration and managed services solutions. Ms. Kahn also oversaw global development centers in India, China and the U.S. From 2002 to 2005, Ms. Kahn was the Senior Group Vice President for worldwide professional services for Business Objects, a business intelligence software maker based in San Jose, where she led the applications and services division that supported that company's transformation from a products company to an enterprise solutions company.  Business Objects was acquired by SAP in 2007. From 2000 to 2007, Ms. Kahn was a Member of the Board of Directors for MapInfo, a global location intelligence solutions company. She was a member of MapInfo’s Audit Committee and the Compensation Committee. MapInfo was acquired by Pitney Bowes in 2007. From 1993 to 2000, Ms. Kahn was an Executive Vice President and Partner of KPMG Consulting, where she helped grow the firm’s consulting business from $700 million to $2.5 billion. Ms. Kahn received her B.B.A in Accounting from the University of Wisconsin – Madison.

Scott Landers has been a member of our Board of Directors since 2010. Mr. Landers is a member of the Audit, and Nominating and Corporate Governance Committee. Since July 2008, Mr. Landers has been the Senior Vice President, Chief Financial Officer and Treasurer for Monotype Imaging Holdings Inc., a leading provider of typefaces, technology and expertise that enable the best user experiences and sure brand integrity.   Monotype is a publicly-held company with a market cap of over $1 billion. Prior to joining Monotype, from September 2007 until July 2008, Mr. Landers was the Vice President of Global Finance at Pitney Bowes Software, a $450 million division of Pitney Bowes, a leading global provider of location intelligence solutions. From 1997 until September 2007, Mr. Landers held several senior finance positions, including Vice President of Finance and Administration, at MapInfo, a publicly-held company which was acquired by Pitney Bowes in April 2007.  Earlier in his career, Mr. Landers was a Business Assurance Manager with Coopers & Lybrand.  Mr. Landers is a Certified Public Accountant and holds a bachelor's degree in accounting from Le Moyne College in Syracuse, N.Y. and a master’s degree in business administration from The College of Saint Rose in Albany, N.Y.  Mr. Landers brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as chief financial officer of a publicly-held company.

Michael Taglich joined the Board of Directors in 2013. He is the Chairman and President of Taglich Brothers, Inc., a New York City based securities firm which he co-founded in 1992. Taglich Brother’s Inc. focuses on public and private micro-cap companies in a wide variety of industries. He is currently the Chairman of the Board of each Air Industries Group Inc., a publicly traded aerospace and defense company (NYSE AIRI), and BioVentrix, Inc., a privately held medical device company whose products are directed at heart failure treatment. He also serves as a director of a number of other private companies, and is a director of Caldera Pharmaceuticals Inc, a drug screening company. Michael Taglich brings extensive professional experience which spans various aspects of senior management, including finance, operations and strategic planning. Mr. Taglich has more than 27 years of financial industry experience, and served on his first public board over 20 years ago.

Other Executive Officers

The following table sets forth certain information as to our executive officers who are not also directors:

Name	Age	Position with the Company
Brett Zucker	42	Executive Vice President and Chief Technology Officer
Michael D. Prinn	40	Executive Vice President and Chief Financial Officer

Brett Zucker has been a senior executive at Bridgeline Digital since 2002. Since 2006, Mr. Zucker has been our Executive Vice President and Chief Technical Officer. From 2002 to 2006, Mr. Zucker was a senior executive of the Company's New York business unit. Prior to joining Bridgeline Digital, Mr. Zucker was the Director of Development and Delivery for Lead Dog Digital, Inc., a custom Web application development company Bridgeline Digital acquired in 2002. Prior to joining Lead Dog Digital in September 2000, Mr. Zucker served in management positions with AppNet and Agency.com.  Mr. Zucker is a member of the Board of Directors of Content Management Professionals, an independent national organization with over 25,000 members. Mr. Zucker holds a B.S. degree in Electrical Engineering from Cornell University and an M.B.A. degree from Harvard Business School.

Michael D. Prinn has been our Executive Vice President and Chief Financial Officer since October 2012. Mr. Prinn joined Bridgeline Digital in August 2010 as our Vice President of Finance as was subsequently promoted to the position of Chief Accounting Officer and Executive Vice President of Finance.  Prior to joining Bridgeline Digital, from 2006 to 2010, Mr. Prinn was a Senior Manager and Controller at Sapient, a $1.4 billion publicly-held global integrated marketing and technology services company. From 2003 to 2006 Mr. Prinn was the Corporate Controller for SensAble Technologies, a developer of 3D touch-enabled digital solutions. Prior to joining SensAble Technologies, Mr. Prinn was an Audit Manager in Arthur Andersen’s High Tech Audit Practice. Mr. Prinn received his B.S. in Accounting from Boston College and is a Certified Public Accountant.

The Board of Directors recommends a vote FOR the approval of Proposal No. 1,

the election of director.

Certain Relationships and Related Transactions

Item 404(d) of Regulation S-K requires the Company to disclose any transaction or proposed transaction which occurred in either of the two most recently completed fiscal years in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of the last two completed fiscal years in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company's common stock, or an immediate family member of any of those persons.

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. Therefore, any material financial transaction between the Company and any related person would need to be approved by our Audit Committee prior to the Company entering into such transaction.

The following section describes, for the year ended September 30, 2013 (i) transactions in which the Company or any of its subsidiaries was a party, in which the amount involved exceeded $120,000 and in which a director, a director nominee, an Executive Officer, any immediate family member of a director, director nominee or executive officer, a security holder known to own more than five percent of the Company’s common stock or any immediate family member of the security holder had, or will have, a direct or indirect material interest or (ii) certain business relationships that existed between the Company and directors or director nominees, or between the Company and entities affiliated with such directors or director nominees.

In October 2013, Michael Taglich joined the Board of Directors. Mr. Taglich is the Chairman and President of Taglich Brothers, Inc. a New York based securities firm. Taglich Brothers, Inc. was the agent for the past three private placements of Bridgeline Digital common stock which took place in 2012, 2013 and March 2014. Taglich Brothers, Inc was also the agent for Bridgeline’s convertible debt offerings of $2 million and $1 million in September and November 2013, respectively. Mr. Taglich has beneficial ownership of 782,507 shares of Bridgeline Digital, Inc. common stock, 76,923 common shares issuable upon conversion of convertible notes, and 258,965 shares issuable upon the exercise of warrants. Mr. Taglich’s brother, Robert Taglich, has beneficial ownership of 993,706 shares of Bridgeline Digital, Inc. common stock, 153,846 shares issuable upon conversion of convertible notes, and 258,965 shares issuable upon the exercise of warrants. In total, employees, affiliates and clients of Taglich Brothers, Inc. own approximately 7,700,000 shares of Bridgeline common stock. The fees paid to Taglich Brothers, Inc. in connection with the 2012, 2013 and 2014 private placements of common stock were $651,000. Fees paid to Taglich Brothers, Inc. in connection with the 2013 convertible debt offerings were $240,000. The Company also has an annual service contract for $18,000 with Taglich Brothers, Inc to perform market research.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after May 31, 2014 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each individual named below is our address, 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803.

The following table sets forth as of May 31, 2014, the beneficial ownership of our common stock by (i) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. At the close of business on May 31, 2014 there were issued and outstanding 21,857,381 shares of our Common Stock entitled to cast 21,857,381 votes. On May 31, 2014 the closing price of our Common Stock as reported on the Nasdaq Capital Market was $0.81 per share.

Except as indicated in the footnotes to the table below, each shareholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder.

This information is based upon information received from or on behalf of the individuals named herein.

Name and Address	Number of Shares Owned		Percent of Shares Outstanding
Robert Taglich 790 New York Avenue Huntington, NY 11743	1,406,517	(1)	6.43%
Michael Taglich	1,118,395	(2)	5.04%
Thomas Massie	1,121,333	(3)	5.02%
Brett Zucker	379,632	(4)	1.71%
Robert Hegarty	126,999	(5)	*
Kenneth Galaznik	118,102	(6)	*
Michael Prinn	110,333	(7)	*
Scott Landers	83,577	(8)	*
John Cavalier	82,164	(9)	*
Joni Kahn	53,510	(10)	*
All current executive officers and directors as a group (9)	3,194,045	(11)	13.63%

*less than 1%

(1)	Includes 153,846 shares of issuable upon conversion of convertible notes and 258,965 shares issuable upon the exercise of warrants.
(2)	Includes 76,923 shares of issuable upon conversion of convertible notes and 258,965 shares issuable upon the exercise of warrants. Includes 43,478 shares of common stock owned by Mr. Taglich’s spouse.
(3)	Includes 494,999 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of May 31, 2014).
(4)	Includes 300,129 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of May 31, 2014).
(5)

Includes 89,999 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of May 31, 2014). Includes 12,000 shares of common stock owned by Mr. Hegarty’s spouse.

(6)	Includes 89,999 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of May 31, 2014).
(7)	Includes 98,333 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of May 31, 2014).
(8)

Includes 59,999 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of May 31, 2014). Includes 10,000 shares of common stock owned by Mr. Lander’s children.

(9)	Includes 81,665 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of May 31, 2014).
(10)	Includes 23,332 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of May 31, 2014).
(11)	Includes 2,476,469 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of May 31, 2014).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended September 30, 2013 and September 30, 2012 for our principal executive officer and our other two most highly compensated executive officers who were serving as executive officers on September 30, 2013. We refer to these officers as our named executive officers.

Name and Principal Position	Fiscal Year End	Salary	Bonus	Option Awards (1)(2)	All Other Compensation	Total
Thomas Massie President and Chief Executive Officer and Director	2013	$375,000	$74,896	—	$22,221 (3)	$472,117
	2012	$375,000	$96,667	$137,500	$24,242 (3)	$633,409
Michael D. Prinn Executive Vice President and Chief Financial Officer	2013	$200,000	$33,225	$80,250	—	$313,475
	2012	$171,000	$30,000	$25,100	—	$226,100
Brett Zucker Executive Vice President and Chief Technology Officer	2013	$244,581	$37,503	—	—	$282,084
	2012	$225,000	$50,000	$39,000	—	$314,000

(1)

Represents the aggregate grant date fair value of the entire stock option awards for the fiscal years ended September 30, 2013 and 2012, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the impact of estimated forfeitures of stock options. None of the stock option awards listed above were exercised in the fiscal years ended September 30, 2013 and 2012, and the amounts set forth above do not represent amounts actually received by the executives.

(2)

Stock option awards for fiscal year ended September 30, 2012 reflect options granted as part of October 28, 2011 repricing program, which offered employees the opportunity to exchange and forfeit options previously granted for new options grants of the same amount with a) a grant exercise price of $0.67, the fair market value on October 28, 2011 and b) a new three-year vesting schedule beginning October 28, 2011. Mr. Massie exchanged 300,000 previously granted options for a new grant with an incremental grant date fair value of $41,500. Mr. Prinn exchanged 60,000 previously granted options for a new grant with an incremental grant date fair value of $6,600. Mr. Zucker exchanged 75,000 previously granted options for a new grant with an incremental grant date fair value of $11,250.

(3)	Other Compensation represents amounts paid by the Company for life insurance premiums.

Employment Agreements

Thomas Massie

We have entered into an employment agreement with Thomas Massie, our President and Chief Executive Officer, to provide executive management services. The agreement had an initial term of three years commencing on October 1, 2001 and was renewed in each of 2004, 2007, 2010, and 2013 each for three-year terms. The term of the agreement is automatically extended so that it always has an effective period of three years. Both the annual salary and bonus are subject to periodic review and adjustment by our Board of Directors. The agreement may be terminated by (i) us, in the event of Mr. Massie's death, resignation, retirement or disability, or for or without cause, or (ii) Mr. Massie for good reason. In the event that Mr. Massie is terminated by us without cause or Mr. Massie resigns for good reason, he is entitled to receive severance payments equal to three times his total annual compensation.

For all services rendered to the Company for the fiscal year ended September 30, 2013, Mr. Massie was compensated in the form of initial base salary in the amount of $375,000 and an earned bonus of $74,896, payable based upon goals mutually agreed upon by Mr. Massie and our Board of Directors. For all services rendered to the Company for the fiscal year ended September 30, 2012, Mr. Massie was compensated in the form of initial base salary in the amount of $375,000 and an earned bonus of $96,667, payable based upon goals mutually agreed upon by Mr. Massie and our Board of Directors.

Michael Prinn

We have entered into an employment agreement with Michael Prinn, our Executive Vice President and Chief Financial Officer, to provide executive management services. The agreement has a term of one year beginning October 1, 2013. The agreement may be terminated by (i) us, in the event of Mr. Prinn's death, resignation, retirement or disability, or for or without cause, or (ii) Mr. Prinn for good reason. In the event that Mr. Prinn is terminated by us without cause or Mr. Prinn resigns for good reason, he is entitled to receive severance payments equal to six months of salary and bonus. In addition, any stock option awards that are not exercisable will be immediately vested and exercisable.

Brett Zucker

We have entered into an employment agreement with Brett Zucker, our Executive Vice President and Chief Technology Officer, to provide executive management services. The agreement has a term of one year beginning October 1, 2013. The agreement may be terminated by (i) us, in the event of Mr. Zucker's death, resignation, retirement or disability, or for or without cause, or (ii) Mr. Zucker for good reason. In the event that Mr. Zucker is terminated by us without cause or Mr. Zucker resigns for good reason, he is entitled to receive severance payments equal to six months of salary and bonus. In addition, any stock option awards that are not exercisable will be immediately vested and exercisable.

Repricing

In October 2008, the Company offered its employees the opportunity to have certain outstanding options modified by (i) reducing the exercise price to $0.90, the fair market value of the common stock as of the modification date and (ii) starting a new three year vesting schedule. Employees elected to exchange options to purchase a total of 1,627,906 shares of common stock for new grants in the October 2008 repricing.

In October 2011, the Company offered its employees the opportunity to have certain outstanding options modified by (i) reducing the exercise price to $0.67, the fair market value of the common stock as of the modification date and (ii) starting a new three year vesting schedule. Employees elected to exchange options to purchase a total of 697,667 shares of common stock for new grants in the October 2011 repricing.

Outstanding Equity Awards at Fiscal 2013 Year-End

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2013.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1)(2)	Number of Securities Underlying Unexercised Options Unexercisable (1)(2)	Exercise price ($/sh)	Option Expiration Date
Thomas Massie (1)	10/09/2008	128,333	-	$0.90	10/09/2018
	10/28/2011	100,000	200,000	$0.67	10/28/2021
	11/30/2011	50,000	100,000	$0.59	11/30/2021
	02/16/2012	-	100,000	$0.79	02/16/2022
		278,333	400,000

Michael D. Prinn (1)	10/28/2011	20,000	40,000	$0.67	10/28/2021
	11/29/2011	16,667	33,333	$0.65	11/29/2021
	10/19/2012	-	75,000	$1.64	10/19/2022
		36,667	148,333

Brett Zucker (1)	10/09/2008	200,130	-	$0.90	10/09/2018
	10/28/2011	25,000	50,000	$0.67	10/28/2021
	11/29/2011	25,000	50,000	$0.65	11/29/2021
		250,130	100,000

(1)	Shares vest in equal installments upon the anniversary date of the grant over three years.

(2)

Stock option awards granted as part of October 28, 2011 repricing program, offered employees the opportunity to exchange and forfeit options previously granted for new options grants of the same amount with a) a grant exercise price of $0.67, the fair market value on October 28, 2011 and b) a new three-year vesting schedule beginning October 28, 2011. Mr. Massie exchanged 300,000 previously granted options for a new grant with an incremental grant date fair value of $41,500. Mr. Prinn exchanged 60,000 previously granted options for a new grant with an incremental grant date fair value of $6,600. Mr. Zucker exchanged 75,000 previously granted options for a new grant with an incremental grant date fair value of $11,250.

COMPENSATION OF DIRECTORS

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended September 30, 2013.

Name	Fees Earned or Paid in Cash	Option Awards (1)(4)	All Other Compensation	Total
John Cavalier (2)	$23,000	$23,000	$34,000	$80,000
Kenneth Galaznik	$28,000	$23,000	—	$51,000
Robert Hegarty	$23,000	$23,000	—	$46,000
Joni Kahn	$21,000	$23,000	—	$44,000
Scott Landers	$21,000	$23,000	—	$44,000

(1)

Represents aggregate grant date fair value of the entire stock option awards for the fiscal year ended September 30, 2013 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the estimated impact of forfeitures of stock option grants.  None of the stock option awards listed above were exercised in the fiscal year ended September 30, 2013, and the amounts set forth above do not represent amounts actually received by the Directors.

(2)	Mr. Cavalier was paid $34,000 as compensation for general management consulting services.

(3)

The following table sets forth the following aggregate number of shares under outstanding stock options plans held by Directors who are not named executive officers as of the fiscal year ended September 30, 2013.

Name	Number of Shares Underlying Outstanding Stock Options
John Cavalier	110,000
Kenneth Galaznik	110,000
Robert Hegarty	110,000
Joni Kahn	45,000
Scott Landers	80,000

The non-employee members of the Company's Board of Directors are compensated as follows:

●

Option Grants. Unless otherwise determined by the Board of Directors, outside directors each receive annual grants of options to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of the shares on the date of grant. The options vest over three years in equal installments on the anniversary of grant. New directors receive options to purchase 25,000 shares of our common stock at the then current fair market value upon election to the Board.  During the fiscal year ended September 30, 2013, outside directors each received stock options to purchase 20,000 shares of common stock. The options vest over three years in equal installments on the anniversary of grant.

●

Cash Compensation. Each outside director receives an annual retainer of $12,000 and is compensated $1,500 for each meeting such director attends in person. Members of the Audit Committee receive additional annual compensation of $3,000.

●

Committee Chair Bonus. The Chair of our Audit Committee receives an additional annual fee of $10,000. The Chairs of our Compensation Committee and Nominating and Corporate Governance Committee each receive an additional annual fee of $5,000. These fees are payable in lump sums in advance. Other directors who serve on our standing committees, other than the Audit Committee, do not receive additional compensation for their committee services.

OTHER INFORMATION CONCERNING THE COMPANY AND THE BOARD OF

DIRECTORS

Meetings of the Board of Directors

During the Company's fiscal year ended September 30, 2013 ("Fiscal 2013"), the Board of Directors held four (4) meetings and acted four times by unanimous written consent. During Fiscal 2013, each director attended each meeting, except that each of Ms. Kahn and Mr. Landers did not attend one meeting. The Chairman was present at all meetings. Messrs. Massie, Cavalier, Galaznik, Hegarty and Landers attended last year's annual meeting. The Company encourages Board members to attend the Annual Meeting.

Structure of the Board of Directors

Mr. Massie serves as our President and Chief Executive Officer and Chairman of the Board of the Directors. The Board of Directors believes this structure provides an efficient and effective leadership model for the Company and fosters clear accountability, effective decision-making and alignment on corporate strategy. This structure also enables Mr. Massie to act as the key link between the Board of Directors and other members of management. In addition, the Board of Directors believes this structure makes sense considering the size of our operations. The Board of Directors has not designated a lead independent director.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with our executive compensation policies and practices.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Audit Committee is comprised of Mr. Galaznik (Chair), Ms. Kahn and Mr. Landers. Our Board has determined that each of the members of the Audit Committee meet the criteria for independence under the standards provided by the Nasdaq Stock Market. The Board of Directors has adopted a written charter for the Audit Committee. A copy of such charter is available on the Company's website, www.bridgelinedigital.com. The Company's website is not part of this proxy statement. During Fiscal 2013, the Audit Committee met five times. Each member of the Audit Committee attended each such meeting, except that Mr. Landers did not attend one meeting. The Chairman of the Audit Committee was present at all meetings.

Audit Committee Financial Expert. Our Board has also determined that each of Mr. Galaznik and Mr. Landers qualifies as an "audit committee financial expert" as defined under Item 407(d)(5) of Regulation S-K.

Compensation Committee

The Compensation Committee evaluates the performance of our senior executives, considers the design and competitiveness of our compensation plans, including the review of independent research and data regarding compensation paid to executives of public companies of similar size and geographic location, reviews and approves senior executive compensation and administers our equity compensation plans. In addition, the Committee also conducts reviews of executive compensation to ensure compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee is comprised of Mr. Cavalier (Chair), Mr. Hegarty and Ms. Kahn, all of whom are independent directors. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of such charter is available on the Company's website, www.bridgelinedigital.com. During Fiscal 2013, the Compensation Committee met twice and acted five times by unanimous written consent.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Nominating and Governance Committee also annually assesses and reports to the Board on Board and Board Committee performance and effectiveness and reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees. Messrs. Hegarty (Chair), Cavalier, and Landers, all of whom are independent directors, are the members of the Nominating and Governance Committee.

The Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Although the Company does not have a formal policy regarding diversity in identifying nominees for directors, for all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2014 Annual Meeting of Stockholders, it must follow the procedures described in "Stockholder Proposals and Recommendations for Director."

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of such charter is available on the Company's website, www.bridgelinedigital.com. During Fiscal 2013, the Nominating and Corporate Governance Committee met four times.

Communications with the Board of Directors

The Company encourages stockholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors by contacting Shareholder Relations, Bridgeline Digital, Inc., 80 Blanchard Road, Burlington, Massachusetts 01803.

Audit Committee Report

The Audit Committee consists of three independent directors, all of whom are "independent directors" within the meaning of the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. The Audit Committee's responsibilities are as described in a written charter adopted by the Board, a copy of which is available on the Company's website at www.bridgelinedigital.com.

The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2013 with management and with the Company's independent registered public accounting firm, Marcum LLP. The Audit Committee has discussed with Marcum LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Marcum LLP required by the Public Company Accounting Oversight Board in Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with Marcum LLP its independence.

Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2013 be included in the Company's Annual Report on Form 10-K for Fiscal 2013 for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee:

Kenneth Galaznik, Chairman

Scott Landers

Joni Kahn

OTHER MATTERS

Audit Fees

The firm of Marcum LLP acts as our principal independent registered public accounting firm. They have served as our independent auditors since April 26, 2010. A representative of Marcum LLP is expected to attend this year's Annual Meeting, and he will have an opportunity to make a statement if he desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Marcum LLP for the fiscal years ended September 30, 2013 and September 20, 2012. The Company did not engage its independent registered public accounting firm during either of the fiscal years ended September 30, 2013 or September 20, 2012 for any other non-audit services.

Type of Service	Amount of Fee for Fiscal Year Ended
	September 30, 2013	September 30, 2012
Audit Fees	$186,408	$179,263
Audit-Related Fees	—	—
Tax Fees	—	—
Total	$186,408	$179,263

Audit Fees. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category consists of audits performed in connection with certain acquisitions.

Tax Fees. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

There were no other fees paid or accrued to Marcum LLP in the fiscal years ended September 30, 2013 or September 30, 2012.

Audit Committee Pre-Approval Policies and Procedures.

Before an independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit Committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm. During our fiscal year ended September 30, 2013, no services were provided to us by our independent registered public accounting firm other than in accordance with the pre-approval procedures described herein.

Code of Conduct and Ethics

The Company's Board of Directors has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-K of the Securities Act that applies to all of the Company's officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics codifies the business and ethical principles that govern the Company's business. A copy of the Code of Ethics is available on the Company's website www.bridgelinedigital.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to its principal executive officer, principal financial officer or principal accounting officer) on its website. The Company's website is not part of this proxy statement.

 PROPOSAL 2

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Purpose

The Board of Directors has voted to recommend to the stockholders that the Company amend its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 50,000,000 shares. The text of the proposed amendment is set forth as Appendix B to this proxy statement.

As of May 31, 2014, the authorized capital stock of the Company consists of (i) 30,000,000 shares of Common Stock, of which 21,869,699 shares are issued and outstanding, 3,555,389 shares are reserved for issuance pursuant to stock options granted under the Company’s equity compensation plans, 217,340 shares are reserved for issuance pursuant to the Company’s Employee Stock Purchase Plan, 1,188,700 shares reserved for issuance pursuant to warrants to purchase Common Stock, 2,307,693 shares are reserved for issuance pursuant to secured convertible notes and 470,028 shares are reserved for issuance pursuant to an earnout provision in connection with a previous acquisition, and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding.

The Board of Directors believes that the increase in the number of authorized shares of Common Stock is in the best interests of our Company and our stockholders. The Board of Directors believes that the authorized Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors. These purposes may include, among others, the issuance of Common Stock to facilitate potential mergers or acquisitions, raising capital through the sale of stock, and/or attracting or retaining valuable employees by the issuance of stock options. Except as described above or elsewhere in this proxy statement, we have no plans, understandings, commitments, agreements or undertakings concerning the issuance of any such additional shares. The Board of Directors, however, considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

Authorized Capital Stock

Common Stock

Holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and have the right to for the election of directors. Holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by our Board of Directors out of funds legally available therefore, subject to any preferential dividend rights of outstanding Preferred Stock. Upon our liquidation or dissolution, the holders of Common Stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding Preferred Stock. Holders of our Common Stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of our Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock which we may designate and issue in the future.

Under the Delaware General Corporation Law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which our securities may then be listed or traded, or our Amended and Restated Certificate of Incorporation or By-Laws then in effect. Frequently, opportunities arise that require prompt action, and we believe that delay necessitated for stockholder approval of a specific issuance could be detrimental to our Company and our stockholders.

The additional shares of Common Stock authorized for issuance pursuant to this proposal will have the rights and privileges which the presently outstanding shares of Common Stock possess under our Amended and Restated Certificate of Incorporation. Shares of our Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. The increase in authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. The voting, dividend and liquidation rights of the holders of Common Stock, however, may be subordinate to the rights of the holders of the any preferred stock which may be issued from time to time. All outstanding shares of Common Stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

The issuance of any additional shares of Common Stock by our Company may, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of Common Stock of existing stockholders. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

The authorized but unissued shares of Common Stock could be used to make a change in control of our Company more difficult. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of our Company and our stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of our Common Stock, to acquire control of our Company since the issuance of new shares could be used to dilute the stock ownership of the acquirer. Our Amended and Restated Certificate of Incorporation and By-Laws contain certain provisions, including the grant of authority to the Board of Directors to issue up to 1,000,000 shares of preferred stock in one or more series (with such rights and preferences as the Board may determine), without the approval of stockholders, and certain provisions relating to the calling of stockholder meetings and the conduct of such meetings, that may be considered to have an anti-takeover effect. We are not aware of any pending or threatened efforts to obtain control of our Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt or to propose any additional anti-takeover measures in future proxy solicitations.

Preferred Stock

Our Board of Directors is authorized, subject to certain limitations prescribed by law, without further stockholder approval, to issue from time to time up to an aggregate of 1,000,000 shares of Preferred Stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitations or restrictions of the shares of each such series thereof, including the dividend rights, dividend rates, conversion rights, voting rights and terms of redemption of shares constituting any series or designations of such series. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of holders of any Preferred Stock that may be issued in the future. Issuance of Preferred Stock could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of the outstanding voting stock of the Company.

Warrants

On March 28, 2014, the Company issued five year warrants to the investors and placement agent in the Company’s private placement. The warrants are exercisable to purchase 320,000 shares of the Company’s common stock at a price equal to $1.05 per share.

On November 1, 2013, the Company issued five year warrants to the placement agent in the Company’s placement of subordinated convertible debt. The warrants are exercisable to purchase 76,923 shares of the Company’s common stock at a price equal to $1.30 per share. The warrants are first exercisable on May 6, 2014, provide the holders piggyback registration rights with respect to the shares of common stock underlying the warrants and contain a cashless exercise provision.

On September 30, 2013, the Company issued five year warrants to the placement agent in the Company’s placement of subordinated convertible debt. The warrants are exercisable to purchase 153,846 of the Company’s common stock at a price equal to $1.30 per share.   The warrants are first exercisable on March 30, 2014, provide the holders piggyback registration rights with respect to the shares of common stock underlying the warrants and contain a cashless exercise provision.

On June 19, 2013, the Company issued five year warrants to the investors and placement agent in the Company’s private placement. The warrants are exercisable to purchase 460,000 and 230,000 shares, respectively, of the Company’s common stock at a price equal to $1.25 per share.

On May 31, 2012, the Company issued five year warrants to the placement agent in the Company’s private placement. The warrants are exercisable to purchase 217,931 shares of the Company’s common stock at a price equal to $1.40 per share.

On October 21, 2010, the Company issued 50,000 common stock warrants to purchase shares of the Company’s common stock to a non-employee consultant as compensation for services rendered. The warrants vested over a one year period and expire on October 15, 2015. Of the warrants issued, 25,000 are exercisable at an exercise price of $1.00 per share and 25,000 are exercisable at an exercise price of $2.00 per share.

Required Stockholder Vote to Approve the Proposal

Approval of this amendment will require the affirmative vote of the holders of a majority of the Common Stock issued and outstanding as of the record date. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote FOR the approval of Proposal No. 2 to approve an amendment to the Amended and Restated Certificate of Incorporation in order to increase the number of authorized shares of Common Stock from 30,000,000 to 50,000,000.

PROPOSAL 3

AMENDMENT OF THE BRIDGELINE DIGITAL, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN TO INCREASE NUMBER OF SHARES

The Board of Directors believes that the future success of Bridgeline Digital depends, in large part, upon the ability of the Company to attract, retain and motivate key employees and that the granting of stock options serves as an important factor in retaining key employees. In addition, the Board of Directors believes it is important to have a pool of options available for issuance as the Company considers potential acquisitions. On May 2, 2014, the Company’s Board of Directors approved, subject to stockholder approval, an amendment to the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan, as amended (the “Stock Incentive Plan”), to increase the number of shares reserved for issuance under the Stock Incentive Plan from 3,900,000 to 4,500,000 shares. As of May 31, 2014 there were 344,611 shares remaining available for issuance under the Stock Incentive Plan.

The Board of Directors believes the current number of shares remaining available for issuance under the Stock Incentive Plan is insufficient. Based on the Company’s current rate of option grants as well as the Company’s anticipated hiring of new employees, the Board of Directors believes the existing share reserve will be exhausted within the next three to six months. Without the ability to provide equity compensation, the Company may be unable to attract and retain key employees. If this proposal is approved, the Company intends to continue to provide equity incentives to existing key employees as well to certain newly-hired employees and outside directors. If this proposal is approved, the Company expects to have sufficient shares available under the Stock Incentive Plan for the next twelve to eighteen months.

The proposed increase of 600,000 shares was determined by comparing the Company’s past option grants to key employees and new employees to its current hiring and retention plan. The proposed increase in the number of shares reserved from 3,900,000 to 4,500,000 would increase the Company’s overhang from 18% to 19%. The Company’s burn rate, net of forfeited and expired shares, has averaged 8% over the past three fiscal years.

The Board of Directors believes that the increase in the number of shares available for issuance under the Stock Incentive Plan is in the best interests of the Company and recommends a vote for this proposal.

Purpose of Stock Incentive Plan

The purpose of the Stock Incentive Plan is to advance the interests of Bridgeline Digital by encouraging equity participation in Bridgeline Digital by directors, officers and employees of Bridgeline Digital through the acquisition of shares of Common Stock upon the exercise of options granted under the Stock Incentive Plan.

General Provisions

The following summary of the Stock Incentive Plan is qualified in its entirety by reference to the Stock Incentive Plan, as proposed to be amended, a copy of which is attached as Appendix C to this Proxy Statement.

Our Stock Incentive Plan, as proposed to be amended, was originally adopted in 2000 and was amended and restated in August 2006 and further amended in April 2007, April 2008, March 2010, March 2011, April 2012, and April 2013. The Stock Incentive Plan allows us to grant options and other forms of stock-based compensation to our officers, directors, employees and outside consultants and advisors. We have developed this Stock Incentive Plan to align the interests of (i) employees, (ii) non-employee Board members, and (iii) consultants and key advisors with the interests of our shareholders and to provide incentives for these persons to exert maximum efforts for our success and to encourage them to contribute materially to our growth. As of May 31, 2014 there were approximately 123 persons eligible to participate in the Stock Incentive Plan.

The Stock Incentive Plan is not subject to the provisions of the Employment Retirement Income Security Act, as amended (“ERISA”), and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).

Shares Subject to the Stock Incentive Plan. Currently, we may issue up to 3,900,000 shares under the Stock Incentive Plan, subject to adjustment to prevent dilution from stock dividends, stock splits, recapitalization or similar transactions. The Board of Directors has approved an amendment, subject to stockholder approval, to increase the number of shares which may be issued under the Stock Incentive Plan to 4,500,000 shares.

Administration of the Stock Incentive Plan. The Stock Incentive Plan is administered by the Compensation Committee. Except for certain non-discretionary option grants to certain of our directors described below, the Compensation Committee selects the individuals to whom options and awards are granted and determines the option exercise price and other terms of each award, subject to the provisions of the Stock Incentive Plan. The Compensation Committee has delegated limited authority to grant a limited number of stock options to a committee comprised of the Company’s Chief Executive Officer and other officer(s) of the Company.

Awards under the Stock Incentive Plan. Under the Stock Incentive Plan, the Compensation Committee may grant awards in the form of incentive stock options, as defined in Section 422 of the Code, options which do not so qualify, stock awards, performance share awards and stock appreciation rights.

Options. The duration of any option shall be within the sole discretion of the Compensation Committee; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within 10 years after the date the option is granted and any incentive stock option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price of all options will be determined by the Compensation Committee; provided, however, that the exercise price of an option (including incentive stock options or nonqualified stock options) will be equal to, or greater than, the fair market value of a share of our stock on the date the option is granted and further provided that incentive stock options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of our stock on the date of grant.

The Stock Incentive Plan provides that each director who is not an employee of Bridgeline Digital, on the date of each annual meeting or special meeting in lieu thereof, shall automatically receive a grant of a non-statutory option for the purchase of 10,000 shares of Common Stock. Such option shall vest over three years on the anniversary of the date of grant at a rate of 33.33% per year until fully vested. In recent years, the Board of Directors has granted discretionary options to the directors in lieu of automatic grants provided under the Stock Incentive Plan.

Restricted Stock. Restricted stock is common stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Subject to any restrictions applicable to the award, a participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a shareholder with respect to such restricted stock, including the right to receive dividends and vote the shares. Any dividends payable on the restricted stock awards will be subject to the same restrictions as the underlying award.

Performance Share Awards. A performance share award is an award entitling the holder to acquire shares of common stock upon the attainment of specified performance goals, as determined by the Compensation Committee.

Stock Appreciation Rights. Stock appreciation rights entitle the holder upon exercise to receive shares of common stock, or cash, or a combination of the two, having a value equal to the product of (i) the excess of the fair market value of the number of shares with respect to which the right is being exercised (which value is based on fair market value at the time of such exercise) over the exercise price applicable to such shares, multiplied by (ii) the number of shares of common stock for which such stock appreciation rights is being exercised.

Termination of Employment. Unless the Compensation Committee provides otherwise in the terms of the award, if the employment or service of a participant is terminated, options granted to such participant prior to August 18, 2006 will immediately cease to be exercisable and any options or other awards granted after that date will cease to be exercisable (i) immediately if the participant’s employment or service is terminated for cause or (ii) up to three (3) months after the participant’s employment or service is terminated without cause.

Termination or Amendment of the Stock Incentive Plan. Our Board of Directors may at any time terminate the Stock Incentive Plan or make such amendments thereto as it deems advisable, without action on the part of our shareholders unless their approval is required under the law. However, no termination or amendment will, without the consent of the individual to whom any option has been granted, affect or impair the rights of such individual. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the Stock Incentive Plan more than ten years from the date the Stock Incentive Plan was amended and restated or the date such amendment and restatement was approved by our shareholders, whichever is earlier.

New Plan Benefits

We are unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of our named executive officers, (ii) our current executive officers, as a group, (iii) our employees who are not executive officers, as a group, and (iv) our non-executive directors, as a group as a result of the approval of the amendment to the Stock Incentive Plan because at this time we are unable to determine whether any of the current non-executive directors will meet the requirements to receive any automatic grants of options under the Stock Incentive Plan and all other stock awards granted to such persons are granted by the Compensation Committee on a discretionary basis.

Federal Income Tax Consequences

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the Stock Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the Stock Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the Stock Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The Stock Incentive Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) and subject to withholding when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and subject to withholding and there is no further income recognition when the restrictions lapse.

Other Stock-Based Awards. The tax consequences associated with other stock-based awards granted under the Stock Incentive Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The Board of Directors recommends a vote FOR the approval of Proposal No. 3, the amendment to the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan.

PROPOSAL 4

RAFTIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Marcum LLP to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2014. Marcum LLP has served as the Company's independent registered public accounting firm since April 2010. A representative from Marcum LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Marcum LLP is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms.

The Board recommends a vote FOR the approval of Proposal No. 4, the ratification of the appointment of Marcum LLP as the Company's independent auditors for the fiscal year ending September 30, 2014.

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return.  We seek to closely align the interests of our named executive officers with the interests of our shareholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

 Other Matters

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms and amendments thereto received by it, the Company believes that during Fiscal 2013 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements.

Stockholder Proposals and Recommendations for Director

Any stockholder of the Company who wishes to present a proposal to be considered at the next annual meeting of stockholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803 on or before March 21, 2015. Such proposals may be made only by persons who are shareholders, beneficially or of record, on the date the proposals are submitted and who continue in such capacity through the date of the next annual meeting, of at least 1% or $2,000 in market value of securities entitled to be voted at the meeting, and have held such securities for at least one year.

For any stockholder proposal that is not submitted for inclusion in the Company’s Proxy Statement, but is instead sought to be presented directly at the Annual Meeting, management will be able to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on June 4, 2015.

Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by following the requirements under Article I, Section 10 of the Bylaws. In order to be eligible to nominate a person for election to our Board of Directors a stockholder must (i) comply with the notice procedures set forth in the Bylaws and (ii) be a stockholder of record on the date of giving such notice of a nomination as well as on the record date for determining the stockholders entitled to vote at the meeting at which directors will be elected.

To be timely, a stockholder's notice must be in writing and received by our corporate secretary at our principal executive offices as follows: (A) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (B) in the case of an election of directors at a special meeting of stockholders, provided that the board of directors has determined that directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (1) the 90th day prior to such special meeting and (2) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

In addition, a stockholder's notice must contain the information specified in Article I, Section 10 of the Bylaws and must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The stockholder making a nomination must personally appear at the annual or special meeting of stockholders to present the nomination, otherwise the nomination will be disregarded

Stockholders interested in making a nomination should refer to the complete requirements set forth in our Bylaws filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2011. Provided that the date of next year's annual meeting of stockholders is not advanced by more than 20 days or delayed by more than 60 days, from the first anniversary of the 2014 annual meeting, any stockholder who wishes to make a nomination to be considered for the next annual meeting must deliver the notice specified by our Bylaws between April 18, 2015 and May 18, 2015. The By-Laws contain a number of substantive and procedural requirements which should be reviewed by any interested stockholder. Any notice should be mailed to: Secretary, Bridgeline Digital, Inc., 80 Blanchard Road, 2 nd Floor, Burlington, Massachusetts 01803.

Information Incorporated By Reference

Our Annual Report, containing financial statements and management’s discussion and analysis of our financial condition and results of operations for the year ended September 30, 2013 is being mailed contemporaneously with this proxy statement to all stockholders entitled to vote, and is incorporated herein by this reference.

By Order of the Board of Directors Michael D. Prinn Assistant Secretary July 14, 2014

Appendix A

PROXY

BRIDGELINE DIGITAL, INC.

80 Blanchard Road, 2nd Floor

Burlington, Massachusetts 01803

The undersigned, revoking all proxies, hereby appoints Thomas Massie and Michael Prinn and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Bridgeline Digital, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Stockholders of the Company to be held on August 15, 2014, at 9:00 A.M. at the Company’s corporate headquarters located at 80 Blanchard Road, Burlington, Massachusetts and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's Annual Report.

ANNUAL MEETING OF STOCKHOLDERS OF

BRIDGELINE DIGITAL, INC.

August 15, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “ www.voteproxy.com ” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE   -   Call toll-free 1-800-PROXIES   (1-800-776-9437) in the United States or 1-718-921-8500   from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.

COMPANY NUMBER

Vote online/phone until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL : The Notice of Meeting, proxy statement and proxy card are available at www.bridgelinedigital.com /proxy

Please detach along perforated line and mail in the envelope provided  IF  you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

					FOR	AGAINST	ABSTAIN
1.	To elect the following nominees as directors. NOMINEES		2.	To approve an amendment to the Bridgeline Digital, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 30,000,000 to 50,000,000.	☐	☐	☐

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Michael Taglich	3.

To approve the amendment to the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 3,900,000 shares to 4,500,000 shares.

					☐	☐	☐

			4.	To ratify the appointment of Marcum LLP as the Company's independent auditors for the Company's fiscal year ending September 30, 2014.	☐	☐

INSTRUCTIONS : To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold as shown here: ●			5.	To approve an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote).	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address s p ace above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Please Sign Below and Return this Proxy Promptly in the Enclosed Envelope.

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR all Proposals.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix B

TEXT OF PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

RESOLVED:

That Article FOURTH, Section 4.1 of the Restated Certificate of Incorporation of Bridgeline Digital, Inc., as amended to date, be and hereby is further amended by deleting the first paragraph thereof and inserting in its place the following:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Fifty-One Million (51,000,000), of which Fifty Million (50,000,000) shares shall be Common Stock, having a par value of $.001 per share, and of which One Million (1,000,000) shares shall be Preferred Stock, having a par value of $.001 per share.”

Appendix C

BRIDGELINE DIGITAL, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

As amended on April 23, 2007, April 18, 2008, March 19, 2010, and March 23, 2011, April 12, 2012, April 26, 2013,

As proposed to be amended on August 15, 2014

SECTION 1.     General Purpose of the Plan; Definitions.

The name of the plan is the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan (the “Plan”). The Plan amends and restates in its entirety the 2000 Stock Option Plan of Bridgeline Digital, Inc. (the “Company”). Any Options or Awards outstanding prior to the date of this amendment and restatement shall be affected by this amendment and restatement only to the extent specifically provided by the Board of Directors of the Company and upon execution of an amendment to such Option. The purpose of the Plan is to encourage and enable officers and employees of, and other persons providing services to, the Company and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate, or (iv) “Cause,” as such term is defined in any employment or other agreement between the Award Holder and the Company (or any such Affiliate).

“Change of Control” shall have the meaning set forth in Section 15.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Company” shall have the meaning set forth in Section 1.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 17.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee; provided, however, that for purposes of a grant of any Award other than an Incentive Stock Option, Fair Market Value shall be determined in a manner consistent with Section 409A Authority.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means any director who meets the independence requirement of NASDAQ Marketplace Rule 4200(a)(15).

“Mature Shares” shall have the meaning set forth in Section 5.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Performance Share Award” means an Award pursuant to Section 8.

“Plan” shall have the meaning set forth in Section 1.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Section 409A Authority” means the requirements of paragraphs (a)(2), (a)(3), and (a)(4) of Section 409A of the Code, as interpreted by IRS Notice 2005-1, Prop. Regs. 1.409A-1, et seq., and any further guidance issued by the Internal Revenue Service.

“Stock” means the common stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 9.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2.     Administration of Plan; Committee Authority to Select Participants and Determine Awards.

(a)     Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. In addition, the Board may authorize a committee consisting of members of management of the Company and at least one director of the Company to administer the Plan in the place of the Committee and have all the powers of the Committee enumerated herein, provided however that in authorizing such committee the Board shall specify the total number of options the committee is authorized to grant.

(b)      Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i)      to select the persons to whom Awards may from time to time be granted;

(ii)      to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii)      to determine the number of shares to be covered by any Award;

(iv)      to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that, except as provided in Section 2(c), no such action shall materially adversely affect rights under any outstanding Award without the participant’s consent;

(v)      to accelerate the exercisability or vesting of all or any portion of any Award;

(vi)      to extend the period in which any outstanding Stock Option, or Stock Appreciation Right may be exercised; and

(vii)      to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. Neither the Company nor any member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

(c)     Section 409A. Awards granted under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such Awards shall be construed accordingly. Granted Awards may be modified at any time, in the Board’s discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor any member or former member of the Committee or the Board shall have any liability if an Award (or any portion thereof), whether prior to or subsequent to any such modification that may be made, is determined to be subject to the provisions of Section 409A of the Code.

SECTION 3.     Shares Issuable under the Plan; Mergers; Substitution.

(a)     Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 4,500,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b)     Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 500,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c)     Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15. Unless the Committee determines otherwise, any adjustments pursuant to this Section 3(c) shall be made on terms and conditions consistent with Section 409A of the Code.

(d)     Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Unless the Committee determines otherwise, any substitutions pursuant to this Section 3(d) shall be made on terms and conditions consistent with Section 409A of the Code.

SECTION 4.     Eligibility.

Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

SECTION 5.     Stock Options.

The Committee may grant to Eligible Persons options to purchase Stock. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option. Neither the Company nor any member or former member of the Committee or the Board shall have any liability if an Option (or any portion thereof) that is intended to be an Incentive Stock Option is determined not to be a Non-Statutory Option (including, without limitation, due to a determination that the exercise of the Option was less than the Fair Market Value of the Stock subject to the Option as of the grant date).

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

Each Non-Employee Director shall be automatically granted on the date of the Company’s annual meeting of stockholders, a Non-Statutory Stock Option to purchase 10,000 shares of Stock at an exercise price per share equal to no less than the Fair Market Value of the Stock on the date of grant, such options to vest over three years on the anniversary of the date of grant at the rate of 33.33% per year until fully vested.

The Committee may also grant additional Non-Statutory Stock Options to purchase a number of shares of Stock to be determined by the Committee in recognition of services provided by a Non-Employee Director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time.

The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a)     Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b)     Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c)     Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee, in its discretion, may accelerate the exercisability of all or any portion of any Stock Option only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the option holder, and (iii) a severance arrangement with a departing option holder. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)     Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i)      by delivery to the Company of shares of Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan (“Mature Shares”); such surrendered shares shall have a Fair Market Value equal in amount to the exercise price of the Options being exercised; or

(ii)      a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code; or

(iii)      if the class of Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iv)      by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of Mature Shares; or

(v)      by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e)     Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f)     Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g)     Lockup Agreement. Each Option shall provide that the optionee shall agree for a period of time from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 6.     Restricted Stock Awards.

(a)     Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b)     Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c)     Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d)     Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e)     Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Subject to Section 13, the Committee, in its discretion, may accelerate the exercisability of all or any portion of any Restricted Stock Award only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the Restricted Stock Award holder, and (iii) a severance arrangement with a departing Restricted Stock Award holder.

(f)     Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.     Unrestricted Stock Awards.

(a)     Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b)     Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.     Performance Share Awards.

A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder.

SECTION 9.     Stock Appreciation Rights.

The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices, a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in such request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

SECTION 10.     Termination of Stock Options and Stock Appreciation Rights.

(a)     Incentive Stock Options:

(i)     Termination by Death. If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one year from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii)     Termination by Reason of Disability or Normal Retirement.

(A)     Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B)     Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C)     The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii)     Termination for Cause. If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv)     Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three (3) months (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(b)     Non-Statutory Stock Options and Stock Appreciation Rights. Any Non-Statutory Stock Option, or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11.     Tax Withholding.

(a)     Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b)     Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c)     Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 12.     Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)     a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b)     an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.     Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but, except as provided in Section 2(c), no such action shall materially adversely affect rights under any outstanding Award without the holder’s consent. In addition, no amendment to this Plan shall modify any outstanding Award except to the extent that the Board shall determine that such modification to an outstanding Award shall not be considered to be a material modification.

This Plan shall terminate as of the tenth anniversary of its Effective Date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 14.     Status of Plan.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15.     Change of Control Provisions.

(a)     Upon the occurrence of a Change of Control as defined in this Section 15:

(i)     subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award, or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii)     the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii)     each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

Unless the Committee determines otherwise, the foregoing actions shall be taken, if at all, on terms and conditions consistent with Section 409A of the Code.

(b)     “Change of Control” shall mean the occurrence of any one of the following events:

(i)     any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the securities outstanding increases the proportionate voting power represented by the securities owned by any such person to fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities); or

(ii)     the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)     the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 16.     General Provisions.

(a)     No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)     Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c)     Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

(d)     Certain Indebtedness to the Company. No Option or other Award may be exercised at any time after the Committee has determined, in good faith, that the participant is indebted to the Company or any Affiliate for advances of salary, advances of expenses, recoverable draws or other amounts unless and until either (a) such indebtedness is satisfied in full or (b) such condition is waived by the Committee. The period during which any Option or other Award may by its terms be exercised shall not be extended during any period in which the participant is prohibited from such exercise by the preceding sentence, and the neither Company nor any member or former member of the Committee or the Board shall have any if any Option or other Award expires unexercised in whole or in part during such period or if any Option that is intended to be an Incentive Stock Option is deemed to be a Non-Statutory Stock Option because such Option is not exercised within three months after the termination of the participant’s employment with the Company or an Affiliate.

SECTION 17.     Effective Date of Plan.

This Plan shall become effective upon its adoption by the Company’s Board of Directors. If the Plan shall not be approved by the shareholders of the Company within twelve months following its adoption, this Plan shall terminate and be of no further force or effect.

SECTION 18.     Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

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This Amended and Restated Stock Incentive Plan was approved by the Board of Directors of the Company on August 18, 2006, and was approved by the stockholders of the Company on September 18, 2006.

This Amended and Restated Stock Incentive Plan was amended on each of April 23, 2007, April 18, 2008, March 19, 2010, March 18, 2011, April 12, 2012 and April 26, 2013.